THE ADVISORS' INNER CIRCLE FUND II


                   KOPERNIK GLOBAL ALL-CAP FUND (THE "FUND")

                       SUPPLEMENT DATED DECEMBER 5, 2013
                                     TO THE
                STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                             DATED NOVEMBER 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
            THE SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.


Effective immediately, the following is inserted as a new paragraph after the second full paragraph on page S-59 of the SAI:

The Fund also publishes on its website at www.kopernikglobal.com a list of its top ten holdings as of the end of each month, approximately ten business days after the end of the month for which the information is current. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. The Fund may also publish, in addition to such monthly portfolio holdings disclosure, certain information relating to the Fund or its portfolio holdings, including the following types of information: allocation of the Fund's portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; and certain valuation metrics of the Fund (such as average price to earnings ratio and average earnings growth).


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KGI-SK-001-0100